Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-Q ("Form 10-Q") of San Lotus Holding Inc. (the "Company") for the quarter ended May 13, 2013, as filed with the Securities and Exchange Commission on the date hereof, Chen Tseng Chih Ying, Chief Executive Officer of the Company, and Lin Mu Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Form 10-Q fully complies with the requirements of Section  13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chen Tseng Chih-Ying
Chen Tseng Chih-Ying, Principal Executive Officer

August 12, 2013

/s/ Lin Mu-Chen
Lin Mu-Chen, Principal Financial Officer

August 12, 2013

This certification accompanies this Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not deemed filed by the Company and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.